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                                                                   Exhibit 10.18
                                                                Letter Agreement

               [Annuity and Life Re (Holdings), Ltd. letterhead]

                                                                  March 19, 1998



Insurance Partners, L.P.
201 Main Street
Fort Worth, TX 76012



Insurance Partners Offshore (Bermuda), L.P.
41 Cedar Avenue
P.O. Box HM 1179
Hamilton, Bermuda HM EX


          Re: Securities Purchase Agreement
              -----------------------------

Gentlemen:


          Reference is made to the Securities Purchase Agreements dated as of March 19, 1998 (the "Agreements"), between Insurance Partners, L.P. and Annuity and Life Re (Holdings), Ltd. (the "Company") and between Insurance Partners Offshore (Bermuda), L.P. and the Company. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreements.



          In connection with the Agreements, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P. and the Company hereby agree and acknowledge that, for so long as Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. collectively beneficially own at least 500,000 Common Shares of the Company (including for this purpose shares issuable pursuant to the Class B Warrants held by Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P.), Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. shall jointly have the right to designate one individual for election to the board of directors of the Company. Upon timely receipt by the Company of the written exercise of such right by Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P., the Company shall cause such individual to be nominated for election as a director of the Company at the next annual general meeting of the Company (provided no person previously selected by Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. is a member of a class of directors of the Company not standing for election at such meeting). In consideration of such right, and for so long as any person selected by Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. is a director (and during any period after such person's designation by Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. but before his or her election), Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. shall not vote or permit any of the shares of the Company beneficially owned by them to be voted for any other nominee for election as a director of the Company.

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     Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P.
may assign their rights hereunder to any transferee of the required minimum number of shares referred to above or agree to exercise such right at the direction of any other person, provided that they have received the prior written consent of the Company, such written consent not to be unreasonably withheld. Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. further agree that it shall be reasonable for the Company to withhold such prior written consent in situations including, but not limited to, those in which Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. agree to assign their right to or to act at the direction of Lincoln National Corporation, Transamerica Occidental Life Insurance Company, Reinsurance Group of America Inc., General Re Corp., Life Re Corp., Employers Reassurance Corporation, Swiss Reinsurance or Munich Reinsurance, or situations in which Insurance Partners, L.P. and Insurance Partners Offshore (Bermuda), L.P. agree to assign their right to or to act at the direction of an entity where such assignment or act would result in any person owning, directly or indirectly, or being considered to own, 10% or more of the total combined voting power of all classes of stock of the Company under the "controlled foreign corporation" rules of the United States Internal Revenue Code. As a condition of any such assignment or agreement to act at the direction of any other person, such assignee or other person shall execute an agreement indicating its intention to be bound by the terms of this letter.

                                        Very truly yours,

                                        ANNUITY AND LIFE RE (HOLDINGS), LTD.



                                        By: /s/ Lawrence S. Doyle
                                            --------------------------------
                                            Lawrence S. Doyle
                                            President and
                                            Chief Executive Officer




Acknowledged by:



INSURANCE PARTNERS, L.P.



By: Insurance GenPar, L.P.,
    its general partner



By: Insurance GenPar MGP, L.P.,
    its general partner



By: Insurance GenPar MGP, Inc.,
    its general partner



    By: ---------------------------------
        Name:
        Title:




INSURANCE PARTNERS OFFSHORE
(BERMUDA), L.P.



By: Insurance GenPar (Bermuda), L.P.,
    its general partner



By: Insurance GenPar (Bermuda) MGP, L.P.,
    its general partner



By: Insurance GenPar (Bermuda) MGP, Ltd.,
    its general partner



    By: ---------------------------------
        Name:
        Title:




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